W&R Target Funds, Inc.

Supplement dated August 4, 2003
to the Prospectus dated May 1, 2003
and supplemented July 21, 2003

The following information replaces the disclosure regarding the management of Small Cap Growth Portfolio in the Section entitled "Portfolio Management":

Small Cap Growth Portfolio is managed by the small cap growth team of Waddell & Reed Investment Management Company (WRIMCO).  Gilbert Scott is primarily responsible for the management of the fund.  Mr. Scott joined Waddell & Reed in 1997 and has been assistant portfolio manager of small cap growth institutional accounts since September 2000.  He is a vice president of WRIMCO and of Waddell & Reed Ivy Investment Company (WRIICO).  Mark G. Seferovich is the senior member of the small cap growth team.  Mr. Seferovich joined Waddell & Reed in 1989 and served as portfolio manager of Waddell & Reed's small cap growth mutual funds from September 1992 through September 2002.  Mr. Seferovich currently is primarily responsible for managing small cap growth institutional accounts of WRIMCO, and, as the senior member of the team, provides oversight to the small cap growth team.  He is a senior vice president of WRIMCO and WRIICO.